UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 16, 2003

(Date of Report – date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589

 (Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

(Former Name and Address)

Item 7.  Financial Statements and Exhibits

(c)           Exhibits:

99.1         Press release dated July 16, 2003 announcing the Company’s 2003 second quarter results.

Item 9.  Regulation FD Disclosure

The following information required to be disclosed under Item 12- “Disclosure of Results of Operation and Financial Condition” is being furnished under Item 9 – “Regulation FD Disclosure” in accordance with the Securities and Exchange Commission’s Final Rule Release No. 33-8216.  On July 16, 2003 the Company issued a press release announcing its results for the second quarter ended June 30, 2003.  The full text of this press release is set forth on Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  July 16, 2003

DATALINK CORPORAITON

By:	/s/ Daniel J. Kinsella
Daniel J. Kinsella, Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated July 16, 2003 announcing the Company’s 2003 second quarter results.